                                                                  EXHIBIT (z)(2)

Richard F. Powers, III              Chairman and Chief Executive Officer;             Oakbrook Terrace, IL
                                    President of the Funds
John H. Zimmermann, III             Managing Director and President;                  Oakbrook Terrace, IL
                                    Vice President of the Funds
A. Thomas Smith III                 Managing Director, General                        Oakbrook Terrace, IL
                                    Counsel and Secretary;
                                    Vice President and Secretary of the Funds
Michael H. Santo                    Managing Director and Chief                       Oakbrook Terrace, IL
                                    Operating Officer;
                                    Vice President of the Funds
Colette M. Saucedo                  Managing Director and                             Houston, TX
                                    Chief Administrative Officer
Dominic C. Martellaro               Managing Director                                 Oakbrook Terrace, IL
Steven M. Massoni                   Managing Director                                 Oakbrook Terrace, IL
David M. Swanson                    Managing Director and Chief                       Oakbrook Terrace, IL
                                    Marketing Officer
Laurence J. Althoff                 Sr. Vice President & Controller                   Oakbrook Terrace, IL
Don J. Andrews                      Sr. Vice President & Chief Compliance             Oakbrook Terrace, IL
                                    Officer
Sara L. Badler                      Executive Director                                Oakbrook Terrace, IL
                                    General Counsel & Secretary;
                                    Assistant Secretary of the Funds
Patricia A. Bettlach                Executive Director                                Chesterfield, MO
Michael P. Boos                     Executive Director                                Oakbrook Terrace, IL
David S. Hogaboom                   Executive Director                                Oakbrook Terrace, IL
Michael B. Hughes                   Executive Director                                Oakbrook Terrace, IL
Maura A. McGrath                    Executive Director                                New York, NY
Andrew J. Scherer                   Executive Director                                Oakbrook Terrace, IL
Gwen L. Shaneyfelt                  Executive Director                                Oakbrook Terrace, IL
Robert Watson                       Executive Director                                Oakbrook Terrace, IL
Scott Allan Wentsel                 Executive Director                                Oakbrook Terrace, IL
Patrick Zacchea                     Executive Director                                Oakbrook Terrace, IL
Robert C. Brooks                    Sr. Vice President                                Oakbrook Terrace, IL
Dominick Cogliandro                 Sr. Vice President & Asst. Treasurer              New York, NY
Gary R. DeMoss                      Sr. Vice President                                Oakbrook Terrace, IL
John E. Doyle                       Sr. Vice President                                Oakbrook Terrace, IL
Richard G. Golod                    Sr. Vice President                                Annapolis, MD
Eric J. Hargens                     Sr. Vice President                                Oakbrook Terrace, IL
David Linton                        Sr. Vice President                                Weston, CT
Carl Mayfield                       Sr. Vice President                                Oakbrook Terrace, IL
Mark R. McClure                     Sr. Vice President                                Oakbrook Terrace, IL
Robert F. Muller, Jr.               Sr. Vice President                                Houston, TX
Walter E. Rein                      Sr. Vice President                                Oakbrook Terrace, IL
James J. Ryan                       Sr. Vice President                                Oakbrook Terrace, IL
Elizabeth Vale                      Sr. Vice President                                West Conshohocken, NJ
Robert S. West                      Sr. Vice President                                Oakbrook Terrace, IL
Edward C. Wood, III                 Sr. Vice President                                Oakbrook Terrace. IL
James R. Yount                      Sr. Vice President                                Coto De Caza, CA
Gregory Heffington                  1st Vice President                                Ft. Collins, CO
Thomas Rowley                       1st Vice President                                Oakbrook Terrace, IL
James D. Stevens                    1st Vice President                                North Andover, MA

James K. Ambrosio                   Vice President                                    Massapequa, NY
Johanna Anders                      Vice President                                    Oakbrook Terrace, IL
Timothy R. Armstrong                Vice President                                    Wellington, FL
Leslie Ann Ashton                   Vice President                                    Salt Lake City, UT
Matthew T. Baker                    Vice President                                    Oakbrook Terrace, IL
Shakeel Anwar Barkat                Vice President                                    Annapolis, MD
James B. Bennett                    Vice President                                    Staten Island, NY
Scott C. Bernstiel                  Vice President                                    Freehold, NJ
Roger J. Bianco                     Vice President                                    Highlands Ranch, CO
Carol S. Biegel                     Vice President                                    Naperville, IL
Brian E. Binder                     Vice President                                    Oakbrook Terrace, IL
Christopher M. Bisaillon            Vice President                                    Chicago, IL
William Edwin Bond                  Vice President                                    New York, NY
Elizabeth M. Brown                  Vice President                                    Houston, TX
Michael Winston Brown               Vice President                                    Colleyville, TX
John T. Browning                    Vice President                                    Oakbrook Terrace, IL
Loren Burket                        Vice President                                    Plymouth, MN
Juanita E. Buss                     Vice President                                    Kennesaw, GA
Richard J. Charlino                 Vice President                                    Oakbrook Terrace, IL
Deanne Margaret Chiaro              Vice President                                    Hermosa Beach, CA
Scott A. Chriske                    Vice President                                    Safety Harbor, FL
Richard E. Christman                Vice President                                    San Francisco, CA
German Clavijo                      Vice President                                    Tucker, GA
Michael Colston                     Vice President                                    Louisville, KY
Kevin J. Connors                    Vice President                                    Atlanta, GA
Gina Costello                       Vice President & Asst. Secretary                  Oakbrook Terrace, IL
Suzanne Cummings                    Vice President                                    Oakbrook Terrace, IL
William David Dickey                Vice President                                    Atlanta, GA
Pat Flynn Dredze                    Vice President                                    Oakbrook Terrace, IL
Paula Duerr                         Vice President                                    Oakbrook Terrace, IL
Craig Alan Dumnich                  Vice President                                    Perryville, MD
Michael E. Eccleston                Vice President                                    Chicago, IL
William J. Fow                      Vice President                                    Redding, CT
David Joseph Fredrick               Vice President                                    Newton, MA
Charles Friday                      Vice President                                    Gibsonia, PA
Robert P. Glover                    Vice President                                    Princeton, NJ
Kyle D. Haas                        Vice President                                    Danville, CA
Daniel Hamilton                     Vice President                                    Austin, TX
John G. Hansen                      Vice President                                    San Francisco, CA
William G. Harrigan                 Vice President                                    New York, NY
Michael D. Hibsch                   Vice President                                    Nashville, TN
Michelle Huber                      Vice President                                    Oakbrook Terrace, IL
Lowell Jackson                      Vice President                                    Roswell, GA
Nancy Johannsen                     Vice President                                    Oakbrook Terrace, IL
Laurie L. Jones                     Vice President                                    Houston, TX
Tara Jones                          Vice President                                    Oakbrook Terrace, IL
Louis Gregory Kafkes                Vice President                                    Oakbrook Terrace, IL
Thomas Patrick Kelly                Vice President                                    Oakbrook Terrace, IL
Robert Daniel Kendall               Vice President                                    Oakbrook Terrace, IL
Gary F. Kleinschmidt                Vice President                                    Chalfont, PA
Frederick Kohly                     Vice President                                    Miami, FL
Lisa Therese Kueng                  Vice President                                    Oakbrook Terrace, IL
Patricia D. Lathrop                 Vice President                                    Seffner, FL
Brian Laux                          Vice President                                    Staten Island, NY
Tony E. Leal                        Vice President                                    Houston, TX

Holly Lieberman                     Vice President                                Oakbrook Terrace, IL
Johnathan Linstra                   Vice President                                Pasadena, CA
Ivan R. Lowe                        Vice President                                Houston, TX
Richard M. Lundgren                 Vice President                                River Forest, IL
Christopher Mackay                  Vice President                                Ann Arbor, MI
Douglas M. Macomber                 Vice President                                Elmhurst, IL
Kevin S. Marsh                      Vice President                                Bellevue, WA
Brooks D. McCartney                 Vice President                                Issaquah, WA
Anne Therese McGrath                Vice President                                San Francisco, CA
Ian J. McPheron                     Vice President & Assistant Secretary          Oakbrook Terrace, IL
John Mills                          Vice President                                Kenner, LA
Elisa R. Mitchell                   Vice President & Assistant Secretary          Oakbrook Terrace, IL
Stuart R. Moehlman                  Vice President                                Houston, TX
Alexis Montoya                      Vice President                                New York, NY
Sterling Tyler Moore                Vice President                                San Francisco, CA
Carin Elizabeth Morgan              Vice President                                Oakbrook Terrace, IL
Lance O'Brian Murphy                Vice President                                Dallas, TX
Grant R. Myers                      Vice President                                Houston, TX
Elizabeth A. Nelson                 Vice President & Assistant Secretary          Oakbrook Terrace, IL
Peter Nicholas                      Vice President                                Marblehead, MA
James A. O'Brien                    Vice President                                Rochester, NY
Mark E. O'Donnell                   Vice President                                Watertown, MA
Timothy Jay Ott                     Vice President                                Ashburn, VA
Pete Papageorgakis                  Vice President                                Oakbrook Terrace, IL
Gregory S. Parker                   Vice President                                Bellaire, TX
Christopher Petrungaro              Vice President                                Naperville, IL
Richard J. Poli                     Vice President                                Downingtown, PA
Ronald E. Pratt                     Vice President                                Alpharetta, GA
Theresa Marie Renn                  Vice President                                Oakbrook Terrace, IL
Kevin Wayne Reszel                  Vice President                                Oakbrook Terrace, IL
Michael W. Rohr                     Vice President                                Naperville, IL
Christine Cleary Ross               Vice President                                Scottsdale, AZ
Suzette N. Rothberg                 Vice President                                Maple Grove, MN
Jeffrey Rourke                      Vice President                                Malvern, PA
Jason F. Ruimerman                  Vice President                                Salem, MA
Shahid S. Saigol                    Vice President                                Tampa, FL
Thomas J. Sauerborn                 Vice President                                New York, NY
Diane Saxon                         Vice President & Assistant Treasurer          Oakbrook Terrace, IL
Maura Scherer                       Vice President                                Oakbrook Terrace, IL
Stanley Schiewe                     Vice President                                Watauga, TX
Timothy M. Scholten                 Vice President                                New Albany, OH
Paul F. Schorkopf                   Vice President                                Basking Ridge, NJ
Robert Schumacher                   Vice President                                Oakbrook Terrace, IL
Ronald J. Schuster                  Vice President                                Orlando, FL
Gwen L. Shaneyfelt                  Vice President                                Oakbrook Terrace, IL
Heather Smith                       Vice President                                Richmond, VA
Darren D. Stabler                   Vice President                                Coto DeCaza, CA
Christopher J. Staniforth           Vice President                                Leawood, KS
Richard Stefanec                    Vice President                                Tarzana, CA
Scott Stevens                       Vice President                                Oakbrook Terrace, IL
Terry L. Swenson                    Vice President                                Amery, WI
Joseph L. Thomas                    Vice President                                San Diego, CA
John F. Tierney                     Vice President                                Oakbrook Terrace, IL
Thomas Buckley Tyson                Vice President                                Oakbrook Terrace, IL
Curtis L. Ulvestad                  Vice President                                Red Wing, MN
Brett Van Bortel                    Vice President                                Oakbrook Terrace, IL
Larry Brian Vickrey                 Vice President                                Houston, TX
Daniel B. Waldron                   Vice President                                Oakbrook Terrace, IL
Jeff Warland                        Vice President                                Oakbrook Terrace, IL
Robert A. Watson                    Vice President                                Oakbrook Terrace, IL
Sharon Wells Coicou                 Vice President                                New York, NY
Scott A. Wentsel                    Vice President                                Oakbrook Terrace, IL
Steven P. Werner                    Vice President                                Mission Viejo, CA
Harold Whitworth, III               Vice President                                Liberty Township, OH
Joel John Wilczewski                Vice President                                Franklin, TN
Thomas M. Wilson                    Vice President                                Oakbrook Terrace, IL
Barbara A. Withers                  Vice President                                Oakbrook Terrace, IL
John Wyckoff                        Vice President                                Santa Monica, CA

David M. Wynn                       Vice President                                Chandler, AZ
Lynn Chadderton                     Asst. Vice President                          Valrico, FL
Regina Coleman                      Asst. Vice President                          Oakbrook Terrace, IL
Kristen L. Doss                     Asst. Vice President                          Houston, TX
Paula Duerr                         Asst. Vice President                          Oakbrook Terrace, IL
Tammy Echevarria-Davis              Asst. Vice President                          Oakbrook Terrace, IL
Craig S. Falduto                    Asst. Vice President                          Oakbrook Terrace, IL
Walter C. Gray                      Asst. Vice President                          Oakbrook Terrace, IL
Thomas Johnson                      Asst. Vice President                          New York NY
Christine K. Putong                 Asst. Vice President & Asst. Secretary        Oakbrook Terrace, IL
Dennis M. Rady                      Asst. Vice President                          Oakbrook Terrace, IL
Leah Richardson                     Asst. Vice President                          Oakbrook Terrace, IL
David P. Robbins                    Asst. Vice President                          Oakbrook Terrace, IL
Pamela S. Salley                    Asst. Vice President                          Houston, TX
David T. Saylor                     Asst. Vice President                          Oakbrook Terrace, IL
Lisa Schultz                        Asst. Vice President                          Oakbrook Terrace, IL
Laurel Shipes                       Asst. Vice President                          Duluth, GA
Michael Trizil                      Asst. Vice President                          Oakbrook Terrace, IL
David H. Villarreal                 Asst. Vice President                          Oakbrook Terrace, IL
Judy Wooley                         Asst. Vice President                          Houston, TX


Cathy Napoli                        Assistant Secretary                           Oakbrook Terrace, IL
Scott P. Pedersen                   Assistant Secretary                           Oakbrook Terrace, IL
John Browning                       Officer                                       Oakbrook Terrace, IL
Leticia George                      Officer                                       Houston, TX
William D. McLaughlin               Officer                                       Houston, TX
Rebecca Newman                      Officer                                       Houston, TX
John Yovanovic                      Officer                                       Houston, TX
Richard F. Powers, III              Director                                      Oakbrook Terrace, IL
Michael H. Santo                    Director                                      Oakbrook Terrace, IL
A. Thomas Smith III                 Director                                      Oakbrook Terrace, IL
John H. Zimmermann, III             Director                                      Oakbrook Terrace, IL